UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06302

Cohen & Steers Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Item 1. Reports to Stockholders.

COHEN & STEERS REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2015. The net asset value (NAV) at that date was $70.52 per share.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2015	Year Ended December 31, 2015
Cohen & Steers Realty Shares	10.63%	5.00%
FTSE NAREIT Equity REIT Index[a]	9.40%	3.20%
S&P 500 Index[a]	0.15%	1.38%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at NAV. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets.

Market Review

The year was a challenging period for equities, as investors reacted to signs of economic deceleration in China, falling commodity prices and slowing global growth generally. In the U.S. the prospect for an interest-rate hike by the Federal Reserve (the Fed) occasionally upset markets although when the Fed finally raised rates off of near-zero in December by 0.25%, investors seemed to take it in stride. The Fed's unanimous vote was based on steady U.S. economic growth and low unemployment, but showed concern for low inflation and the impact of the strong dollar on exports and manufacturing.

a  The FTSE NAREIT Equity REIT Index contains all tax-qualified REITs except timber and infrastructure REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS REALTY SHARES, INC.

In this environment, U.S. REITs, which have a strong domestic orientation, had a positive total return and outperformed the broader U.S. market, aided by continued strength in real estate fundamentals. Throughout the year, REITs generally exceeded or met the market's high earnings expectations, and many raised their guidance. Meanwhile, acquisition activity continued to confirm high property valuation levels, also helping REIT shares recover from their mid-year lows.

Fund Performance

The Fund had a positive total return for the year and outperformed its benchmark. Our overweight and stock selection in the apartment sector contributed positively to relative performance. Apartment landlords were one of the top-performing property sectors in the year, overcoming concerns about rising supply as household formation continued to support demand.

The Fund's overweight in self storage REITs, which likewise had sizable share-price gains, also aided its performance. Demand for self storage has continued to outstrip very limited new supply, driving strong same-store sales growth for these companies.

Our underweight in health care REITs was beneficial to performance, as the group had a collective decline. As health care companies have generally transitioned toward more economically sensitive business models over the past few years—no longer pure net-lease plays—their growth prospects have faced increased scrutiny.

In the office sector, our slight underweight and favorable stock selection combined to help performance. Office landlords had a flat return in the index; some investors were concerned that property values in cities such as New York could be adversely affected by less investment demand from non-U.S. sources.

Stock selection in the regional mall sector was a positive contributor as well, reflecting our preference for owners of high-quality properties. In an uncertain retail environment, companies focused on Class A properties and outlet centers in desirable locations advanced, while landlords that predominately operate Class B malls had significant declines.

In the shopping center sector, which is better represented by consumer staples tenants, returns were more even. Our stock selection among shopping center REITs detracted from relative returns. Our overweight in the hotel sector also hindered performance, as it was the poorest-performing property type in the period. Hotels struggled amid moderating economic growth in the U.S. and abroad, with a strong dollar also dampening demand due to slowing tourism. Rising supply in certain large markets also weighed on returns. Our stock selection in the free-standing retail sector detracted from performance as well.

COHEN & STEERS REALTY SHARES, INC.

Sincerely,

ROBERT H. STEERS	JOSEPH M. HARVEY
Chairman	Portfolio Manager

THOMAS N. BOHJALIAN	JON CHEIGH
Portfolio Manager	Portfolio Manager

JASON A. YABLON
Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REALTY SHARES, INC.

Performance Review (Unaudited)

Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2015

	1 Year	5 Years	10 Years	Since Inception[b]
Fund	5.00%	11.60%	7.81%	12.22%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. Total return assumes the reinvestment of all dividends and distributions at NAV. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The annualized expense ratio as disclosed in the prospectus dated May 1, 2015, as supplemented on October 30, 2015, was 0.97%.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund's performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Inception date of July 2, 1991.

COHEN & STEERS REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015—December 31, 2015.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period[a] July 1, 2015– December 31, 2015
Actual (10.63% return)	$1,000.00	$1,106.30	$5.31
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.16	$5.09

a  Expenses are equal to the Fund's annualized net expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS REALTY SHARES, INC.

December 31, 2015
Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$601,708,774	10.5
Public Storage	406,219,331	7.1
UDR	360,483,436	6.3
Vornado Realty Trust	342,259,641	6.0
Equinix	260,608,622	4.5
SL Green Realty Corp.	246,160,598	4.3
DDR Corp.	221,558,239	3.9
Equity Residential	215,482,372	3.8
Essex Property Trust	214,302,355	3.7
Apartment Investment & Management Co.	200,899,522	3.5

Sector Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

December 31, 2015

		Number of Shares	Value
COMMON STOCK—REAL ESTATE	98.6%
DIVERSIFIED	7.9%
American Assets Trust		705,675	$27,062,636
Duke Realty Corp.		3,980,179	83,663,363
Vornado Realty Trust		3,423,966	342,259,641
			452,985,640
HEALTH CARE	9.4%
Brookdale Senior Living[a]		1,513,021	27,930,367
HCP		4,634,824	177,235,670
Healthcare Trust of America, Class A		2,651,607	71,513,841
Omega Healthcare Investors		4,985,613	174,396,743
Welltower		1,309,719	89,100,183
			540,176,804
HOTEL	4.9%
DiamondRock Hospitality Co.		3,775,500	36,433,575
Extended Stay America		2,516,046	40,005,131
Host Hotels & Resorts		8,988,773	137,887,778
La Quinta Holdings[a]		3,754,624	51,100,433
Sunstone Hotel Investors		1,188,530	14,844,740
			280,271,657
INDUSTRIALS	1.4%
Prologis		1,889,615	81,102,276
OFFICE	9.4%
Douglas Emmett		3,110,754	96,993,310
Empire State Realty Trust, Class A		1,908,894	34,493,715
Kilroy Realty Corp.		2,602,637	164,694,869
SL Green Realty Corp.		2,178,798	246,160,598
			542,342,492

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
RESIDENTIAL	19.9%
APARTMENT	18.5%
Apartment Investment & Management Co.		5,018,724	$200,899,522
Education Realty Trust		1,848,882	70,035,650
Equity Residential		2,641,039	215,482,372
Essex Property Trust		895,127	214,302,355
UDR		9,594,981	360,483,436
			1,061,203,335
MANUFACTURED HOME	1.4%
Sun Communities		1,165,156	79,848,141
TOTAL RESIDENTIAL			1,141,051,476
SELF STORAGE	10.2%
CubeSmart		5,935,336	181,739,988
Public Storage		1,639,965	406,219,331
			587,959,319
SHOPPING CENTERS	29.5%
COMMUNITY CENTER	9.3%
Brixmor Property Group		4,449,525	114,886,735
DDR Corp.		13,156,665	221,558,239
Regency Centers Corp.		1,636,191	111,457,331
Retail Properties of America, Class A		5,760,439	85,081,684
			532,983,989
FREE STANDING	3.5%
National Retail Properties		2,161,279	86,559,224
Spirit Realty Capital		11,263,571	112,860,981
			199,420,205
REGIONAL MALL	16.7%
General Growth Properties		4,701,284	127,921,938
Macerich Co. (The)		1,949,134	157,275,622
Pennsylvania REIT		3,333,470	72,902,989
Simon Property Group		3,094,573	601,708,774
			959,809,323
TOTAL SHOPPING CENTERS			1,692,213,517

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
SPECIALTY	6.0%
Equinix		861,801	$260,608,622
QTS Realty Trust, Class A		1,897,690	85,604,797
			346,213,419
TOTAL COMMON STOCK (Identified cost—$4,248,983,496)			5,664,316,600
SHORT-TERM INVESTMENTS	0.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.07%[b]		27,100,000	27,100,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$27,100,000)			27,100,000
TOTAL INVESTMENTS (Identified cost—$4,276,083,496)	99.1%		5,691,416,600
OTHER ASSETS IN EXCESS OF LIABILITIES	0.9		51,875,105
NET ASSETS (Equivalent to $70.52 per share based on 81,441,157 shares of common stock outstanding)	100.0%		$5,743,291,705

Glossary of Portfolio Abbreviations

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

b  Rate quoted represents the annualized seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments in securities, at value (Identified cost—$4,276,083,496)	$5,691,416,600
Cash	27,195,331
Receivable for:
Investment securities sold	32,381,892
Dividends and interest	24,809,423
Fund shares sold	13,241,410
Other assets	146,626
Total Assets	5,789,191,282
LIABILITIES:
Payable for:
Investment securities purchased	20,363,435
Fund shares redeemed	19,858,988
Investment advisory fees	3,737,834
Administration fees	96,278
Shareholder servicing fees	30,576
Directors' fees	838
Other liabilities	1,811,628
Total Liabilities	45,899,577
NET ASSETS applicable to 81,441,157 shares of $0.001 par value of common stock outstanding	$5,743,291,705
NET ASSET VALUE PER SHARE:
($5,743,291,705 ÷ 81,441,157 shares outstanding)	$70.52
NET ASSETS consist of:
Paid-in capital	$4,250,443,699
Accumulated undistributed net investment income	17,455,224
Accumulated undistributed net realized gain	60,059,678
Net unrealized appreciation	1,415,333,104
$5,743,291,705

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

Investment Income:
Dividend income	$133,734,027
Interest income	295
Total Investment Income	133,734,322
Expenses:
Investment advisory fees	46,665,869
Shareholder servicing fees	5,690,155
Transfer agent fees and expenses	1,978,505
Administration fees	1,977,768
Proxy expenses	1,045,956
Shareholder reporting expenses	481,495
Directors' fees and expenses	317,004
Custodian fees and expenses	290,665
Registration and filing fees	147,601
Professional fees	129,314
Line of credit fees	30,323
Miscellaneous	302,707
Total Expenses	59,057,362
Net Investment Income	74,676,960
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	732,056,408
Net change in unrealized appreciation (depreciation) on investments	(538,430,818)
Net realized and unrealized gain	193,625,590
Net Increase in Net Assets Resulting from Operations	$268,302,550

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change in Net Assets:
From Operations:
Net investment income	$74,676,960	$77,411,619
Net realized gain	732,056,408	441,980,332
Net change in unrealized appreciation (depreciation)	(538,430,818)	982,085,294
Net increase in net assets resulting from operations	268,302,550	1,501,477,245
Dividends and Distributions to Shareholders from:
Net investment income	(69,830,381)	(74,314,174)
Net realized gain	(672,450,736)	(300,069,810)
Total dividends and distributions to shareholders	(742,281,117)	(374,383,984)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(119,448,685)	92,261,553
Total increase (decrease) in net assets	(593,427,252)	1,219,354,814
Net Assets:
Beginning of year	6,336,718,957	5,117,364,143
End of year[a]	$5,743,291,705	$6,336,718,957

a  Includes accumulated undistributed net investment income of $17,455,224 and $12,258,218, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Performance:	2015	2014	2013	2012	2011
Net asset value, beginning of year	$76.86	$62.82	$64.57	$60.83	$58.46
Income (loss) from investment operations:
Net investment income	0.92 [a,b]	0.96 [a,b]	0.95 [a]	0.74	0.63 [b]
Net realized and unrealized gain	2.17	17.75	1.01	8.65	2.93
Total from investment operations	3.09	18.71	1.96	9.39	3.56
Less dividends and distributions to shareholders from:
Net investment income	(0.87)	(0.93)	(0.96)	(0.73)	(0.58)
Net realized gain	(8.56)	(3.74)	(2.75)	(4.92)	(0.61)
Total dividends and distributions to shareholders	(9.43)	(4.67)	(3.71)	(5.65)	(1.19)
Redemption fees retained by the Fund	—	—	—	—	0.00 [c]
Net increase (decrease) in net asset value	(6.34)	14.04	(1.75)	3.74	2.37
Net asset value, end of year	$70.52	$76.86	$62.82	$64.57	$60.83
Total investment return[d]	5.00%	30.18%	3.09%	15.72%	6.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,743.3	$6,336.7	$5,117.4	$4,878.8	$3,833.9
Ratio of expenses to average daily net assets	0.98%[e]	0.97%	0.97%	0.98%	0.96%
Ratio of net investment income to average daily net assets	1.24%[e]	1.34%	1.40%	1.19%	0.98%
Portfolio turnover rate	58%	52%	73%	85%	90%

a  Calculation based on average shares outstanding.

b  13.1%, 13.2% and 17.0% of gross income was attributable to dividends paid by Simon Property Group for the years ended December 31, 2015, December 31, 2014 and December 31, 2011, respectively.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Includes extraordinary expenses related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets would have been 0.96% and the ratio of net investment income to average daily net assets would have been 1.26%.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. The Fund's investment objective is total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of December 31, 2015.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$5,664,316,600	$5,664,316,600	$—	$—
Short-Term Investments	27,100,000	—	27,100,000	—
Total Investments[a]	$5,691,416,600	$5,664,316,600	$27,100,000	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2015, a significant portion of the dividends have been reclassified to distributions from net realized gain.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2015, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily net assets of the Fund up to $1.5 billion, 0.75% of such assets between $1.5 billion and $7.5 billion and 0.70% of such assets in excess of $7.5 billion.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. For the year ended December 31, 2015, the Fund incurred $1,204,423 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $73,751 for the year ended December 31, 2015.

Other: The Fund may have shareholders investing indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institution regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

and trading activities of the Fund. Such a decision may cause the Fund to sell assets at disadvantageous times or prices, and may negatively affect the Fund's net asset value and performance.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2015, totaled $3,423,816,238 and $4,093,737,107, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2015	2014
Ordinary income	$147,654,165	$173,000,444
Long-term capital gain	594,626,952	201,383,540
Total dividends and distributions	$742,281,117	$374,383,984

As of December 31, 2015, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$4,346,432,902
Gross unrealized appreciation	$1,459,452,991
Gross unrealized depreciation	(114,469,293)
Net unrealized appreciation	$1,344,983,698
Undistributed long-term capital gains	$130,409,084

As of December 31, 2015, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to Fund redemptions used as distributions and prior year REIT distribution adjustments. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $52,892,740, accumulated undistributed net realized gain was charged $53,243,167 and accumulated undistributed net investment income was credited $350,427. Net assets were not affected by this reclassification.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Sold	15,463,473	$1,162,180,840	18,910,806	$1,343,109,402
Issued as reinvestment of dividends and distributions	10,285,411	696,166,863	4,702,360	349,145,057
Redeemed	(26,753,152)	(1,977,796,388)	(22,622,818)	(1,599,992,906)
Net increase (decrease)	(1,004,268)	$(119,448,685)	990,348	$92,261,553

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers open-end funds, was a party to a $50,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement (as applicable), which expired January 22, 2016. The Fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement. As approved by the Board of Directors on December 8, 2015, the Fund did not renew the credit agreement.

During the year ended December 31, 2015, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2015 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Realty Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Realty Shares, Inc. (the "Fund") at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 23, 2016

COHEN & STEERS REALTY SHARES, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Realty Shares, Inc. shareholders voted on the following proposals at the annual meeting held on December 17, 2015. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
Proposal 1. To elect Directors:
Michael Clark	45,173,273.558	1,041,009.576
Bonnie Cohen	45,148,122.692	1,066,160.442
George Grossman	45,179,822.241	1,034,460.893
Joseph Harvey	45,165,247.239	1,049,035.895
Dean Junkans	45,169,602.229	1,044,680.905
Richard E. Kroon	45,137,470.526	1,076,812.608
Gerald J. Maginnis	45,141,526.805	1,072,756.329
Jane F. Magpiong	45,131,323.039	1,082,960.095
Richard J. Norman	45,116,909.428	1,097,373.706
Frank K. Ross	45,143,074.704	1,071,208.430
Robert H. Steers	45,156,556.178	1,057,726.956
C. Edward Ward, Jr.	45,156,620.315	1,057,662.819

Common Shares

	Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Vote
Proposal 2A. To approve the elimination of CSR's fundamental investment restriction with respect to investing in other investment companies.	31,276,457.533	1,469,857.829	844,325.419	12,623,642.353
Proposal 2B. To approve the conversion of CSR's fundamental investment restriction with respect to restricted or illiquid securities to non-fundamental.	31,013,685.626	1,742,628.864	917,933.099	12,603,205.450
Proposal 2C. To approve the modification of CSR's fundamental investment restriction with respect to lending to permit the Fund to engage in securities lending.	31,113,109.432	1,743,378.930	938,968.043	12,594,575.504

COHEN & STEERS REALTY SHARES, INC.

TAX INFORMATION—2015 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $4,295,731. Also, the Fund designates a long-term capital gain distribution of $630,635,452 at the 20% maximum rate and $10,956,710 at the 25% maximum rate. The Fund also designates a short-term capital gain distribution of $83,812,179.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and net realized gains and this excess would be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Investment Policy Changes

At the annual stockholder meeting, held on December 17, 2015, stockholders approved changes to the Fund's fundamental policies to permit the Fund to invest in other investment companies and to allow the Fund to engage in securities lending. Stockholders of the Fund also approved converting its fundamental policy with respect to restricted or illiquid securities to non-fundamental, which permits the Board of Directors of the Fund to make changes to this policy without shareholder approval. Please refer to the section titled "Proxy Results" for the stockholder meeting results.

Election of Directors

On December 17, 2015, stockholders of the Fund approved the election of 12 directors, with each director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies. Please refer to the section titled "Proxy Results" for the stockholder meeting results and the section titled "Management of the Fund" for the biographical information of each director.

COHEN & STEERS REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers 1953	Director and Chairman	Until next election of directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004.	22	Since 1991
Joseph M. Harvey 1963	Director and Vice President	Until next election of directors	President and Chief Investment Officer of the Advisor since 2003 and President of CNS since 2004.	22	Since 2014

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COHEN & STEERS REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors
Michael G. Clark 1965	Director	Until next election of directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	Since 2011
Bonnie Cohen 1942	Director	Until next election of directors	Consultant. Board Member, DC Public Library Foundation since 2012, President since 2014; Board Member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries from 2004 to 2014.	22	Since 2001
George Grossman 1953	Director	Until next election of directors	Attorney-at-law.	22	Since 1996
Dean Junkans 1959	Director	Until next election of directors

C.F.A.; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Member and former Chair, Claritas Advisory Committee at the CFA Institute since 2013; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.

				22	Since 2015

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COHEN & STEERS REALTY SHARES, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard E. Kroon 1942	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former Director of the National Venture Capital Association from 1997 to 2000, and Chairman for the year 2000.	22	Since 2004
Gerald J. Maginnis 1955	Director	Until next election of directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors; member, Council of the American Institute of Certified Public Accountants (AICPA); member, Board of Trustees of AICPA Foundation.	22	Since 2015

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COHEN & STEERS REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Jane F. Magpiong 1960	Director	Until next election of directors	President, Untap Potential since 2013; Board Member, Crespi High School Since 2014; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	22	Since 2015
Richard J. Norman 1943	Director	Until next election of directors	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps. since February 2010; Liason for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	22	Since 2001

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COHEN & STEERS REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross 1943	Director	Until next election of directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	22	Since 2004
C. Edward Ward, Jr. 1946	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly Director of closed-end fund management for the New York Stock Exchange (the NYSE) where he worked from 1979 to 2004.	22	Since 2004

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS REALTY SHARES, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005
Thomas N. Bohjalian 1965	Vice President	Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006
Jon Cheigh 1972	Vice President	Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2007.	Since 2007
Jason Yablon 1979	Vice President	Senior Vice President of CSCM since 2014. Prior to that, Vice President of CSCM since 2008.	Since 2008
Tina M. Payne 1974	Secretary and Chief Legal Officer	Senior Vice President and Associate General Counsel of CSCM since 2010.	Since 2007
James Giallanza 1966	Treasurer and Chief Financial Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006
Lisa D. Phelan 1968	Chief Compliance Officer

Executive Vice President of CSCM since 2015. Prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.

Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Thomas N. Bohjalian
Vice President

Jon Cheigh
Vice President

Jason Yablon
Vice President

Tina M. Payne
Secretary and Chief Legal Officer

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
P.O. Box 8123
Boston, MA 02266
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: CSRSX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

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CSRSXAR

Annual Report December 31, 2015

Cohen & Steers Realty Shares

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s audit committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2015	2014
Audit Fees	$50,800	$50,800
Audit-Related Fees	$0	$0
Tax Fees	$6,380	$6,380
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1)                   The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-

approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)                No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  For the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2015	2014
Registrant	$6,380	$6,380
Investment Advisor	$0	$15,000

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: March 4, 2016